FUNDVANTAGE TRUST
(THE "TRUST")

WHV INTERNATIONAL EQUITY FUND
WHV EMERGING MARKETS EQUITY FUND
(THE "FUNDS")

Supplement dated October 11, 2012 to the Prospectus for the Funds dated September 1, 2012

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

The Average Annual Total Return as of December 31, 2011 for the MSCI Emerging Markets (Net) Index in the Performance Information Section on page 7 of the Prospectus is replaced with the following:

WHV Emerging Markets Fund — Class I Shares

Average Annual Total Returns as of December 31, 2011	1 Year	Since Inception (December 31, 2010)
MSCI Emerging Markets (Net) Index (reflects no deductions for fees or expenses)[2]	(18.42)%	(18.42)%

WHV Emerging Markets Fund — Class A Shares

Average Annual Total Returns as of December 31, 2011	1 Year	Since Inception (December 31, 2010)
MSCI Emerging Markets (Net) Index (reflects no deductions for fees or expenses)[2]	(18.42)%	(18.42)%

2  The MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. The index does not reflect deductions for individual federal income taxes; however; this index is net total return which reinvests dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. MSCI Emerging Markets (Net) Index uses the maximum withholding tax rate applicable to institutional investors. The returns for this index do not include any transaction costs, management fees or other costs. You cannot invest directly in any index.

The "Total Return (%) Gross of Fees," "Total Return (%) Net of Fees" and "MSCI-EAFE Returns (%)" information for the period ending December 31, 2011 in the Historical Performance Composite on page 15 of the Prospectus is replaced with the following:

For Period Ending December 31st	Total Return (%) Gross of Fees	Total Return (%) Net of Fees	MSCI-EAFE Returns (%)
2011	-14.82%	-15.68%	-12.14%

The "Total Return (%) Gross of Fees," "Total Return (%) Net of Fees" and "MSCI Emerging Markets Index Returns (%)" information for 2011 in the Historical Performance Composite on page 17 of the Prospectus is replaced with the following:

For Period	Total Return (%) Gross of Fees	Total Return (%) Net of Fees	MSCI Emerging Markets Index Returns (%)
2011	-18.76%	-19.59%	-18.42%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE